                                               --------------------------------
                                                          OMB APPROVAL
                                               --------------------------------
                                               OMB NUMBER:        3235-0060
                                               EXPIRES:          MARCH 31, 2006
                                               ESTIMATED   AVERAGE     BURDEN
                                               HOURS PER RESPONSE ........28.0
                                               --------------------------------

                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 2004

                             NEW VISUAL CORPORATION
             (Exact name of registrant as specified in its charter)

---------------------------- ------------------------ --------------------------
            Utah                     0-21875                  95-4545704
---------------------------- ------------------------ --------------------------
(State or other jurisdiction (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)
---------------------------- ------------------------ --------------------------


            5920 Friars Road, Suite 104, San Diego, California 92108 (Address of principal executive offices, including Zip Code)

                                 (619) 692-0333
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL DIRECTORS.

         New Visual Corporation (the "Company") announced that John Howell resigned from the Company's board of directors as of November 12, 2004 in order to pursue other interests.


ITEM    9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.

                  None.

     (b) Pro Forma Financial Information

                  None.

     (c) Exhibits:

                  None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 19, 2004

                                                     /s/ Brad Ketch
                                                     --------------

                                                        Brad Ketch
                                                        Chief Executive Officer